SCHEDULE 14A
Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Barings Corporate Investors
Barings Participation Investors

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BARINGS CORPORATE INVESTORS
BARINGS PARTICIPATION INVESTORS

Notice of Joint Annual Meeting of
Shareholders and Proxy Statement
TIME
Thursday, April 23, 2020
At 11:00 a.m.
PLACE
Sky Room
Barings LLC
300 South Tryon Street
Charlotte, North Carolina 28202

Please date, fill in, and sign the enclosed proxy card(s) and mail in the enclosed return envelope which requires no postage if mailed in the United States or vote on the internet by following the instructions in the notice and proxy card(s).

BARINGS CORPORATE INVESTORS
BARINGS PARTICIPATION INVESTORS
300 South Tryon Street
Suite 2500
Charlotte, North Carolina, 28202
Dear Shareholder:
The 2020 Joint Annual Meeting of Shareholders (the “Meeting”) of Barings Corporate Investors (“MCI”) and Barings Participation Investors (“MPV” and, together with MCI, each is referred to separately as the “Trust” and collectively as the “Trusts”) will be held in the Sky Room of Barings LLC, 300 South Tryon Street, Charlotte, North Carolina 28202, at 11:00 a.m., Eastern Time, on Thursday, April 23, 2020. A Notice and a Proxy Statement regarding the Meeting, proxy card(s) for your vote at the Meeting, and a postage prepaid envelope in which to return your proxy card(s) are enclosed.
By promptly returning the enclosed proxy card(s) or by voting on the internet you can help the Trusts avoid the expense of sending follow-up letters to obtain the attendance of a majority of the outstanding shares. You are earnestly requested to vote your proxy in order that the necessary quorum may be represented at the Meeting. If you later find that you can be present in person, you may, if you wish, revoke your proxy then and vote your shares in person.
At the Meeting, shareholders will be asked to elect three Trustees. The Board of Trustees of each Trust recommends that shareholders elect the nominated Trustees.
I look forward to your attendance at this Meeting because it will provide us with an opportunity to inform you about the progress of the Trusts.
Sincerely,
Clifford M. Noreen
Chairman

BARINGS CORPORATE INVESTORS
BARINGS PARTICIPATION INVESTORS
300 South Tryon Street
Suite 2500
Charlotte, North Carolina, 28202
Notice of Joint Annual Meeting of Shareholders
To the Shareholders of
Barings Corporate Investors and Barings Participation Investors:
The Annual Meeting of Shareholders of Barings Corporate Investors (“MCI”) and Barings Participation Investors (“MPV” and, together with MCI, each is referred to separately as the “Trust” and collectively as the “Trusts”) will be held in the Sky Room of Barings LLC, 300 South Tryon Street, Charlotte, North Carolina 28202, on Thursday, April 23, 2020, at 11:00 a.m., Eastern Time (the “Meeting”), for the following purposes:
(1)
to elect as Independent Trustees Michael H. Brown, Barbara M. Ginader and Maleyne M. Syracuse to the Board of Trustees of each Trust (to be voted upon by the shareholders of each Trust, voting separately by Trust); and

(2)
to transact such other business as may properly come before the Meeting or any adjournment thereof (to be voted upon by the shareholders of each Trust, voting separately by Trust, as necessary).

Although the Trusts’ annual meetings are held together for convenience in order to hear common presentations, each Trust’s shareholders take action independently of the other. Holders of record of the shares of beneficial interest of each Trust at the close of business on February 28, 2020 are entitled to vote at the Meeting or any adjournment thereof.

If you attend the Meeting, you may vote your shares in person. Whether or not you intend to attend the Meeting in person, you may vote in any of the following ways:
1.
Internet: Have your proxy card(s) available. Vote on the internet by accessing the website address on your proxy card(s). Enter your control number from your proxy card(s). Follow the instructions found on the website; or

2.
Mail: Vote, sign and return your proxy card(s) in the enclosed postage-paid envelope.

By order of the
Boards of Trustees,
Janice M. Bishop
Vice President, Secretary and Chief
Legal Officer
Charlotte, North Carolina
March 11, 2020
Please either vote your proxy on the internet or complete, date, and sign the proxy card(s) for the shares held by you and return the proxy card(s) in the envelope provided so that your vote can be recorded. It is important that you vote your proxy promptly, regardless of the size of your holdings, so that a quorum may be assured.

BARINGS CORPORATE INVESTORS
BARINGS PARTICIPATION INVESTORS
Joint Proxy Statement
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Barings Corporate Investors (“MCI”) and of Barings Participation Investors (“MPV” and, together with MCI, each is referred to separately as the “Trust” and collectively as the “Trusts”) for use at the Annual Meeting of its Shareholders (the “Annual Meeting” or “Meeting”), to be held in the Sky Room of Barings LLC (“Barings”), 300 South Tryon Street, Charlotte, North Carolina 28202, on Thursday, April 23, 2020, at 11:00 a.m., Eastern Time. Unless otherwise indicated, all information in this Proxy Statement and the Proposal (“Proposal”) apply separately to each Trust.
This Proxy Statement and the accompanying letter to shareholders from the Chairman of the Board of Trustees, Notice of Annual Meeting of Shareholders, and proxy card(s) are being mailed on or about March 11, 2020, to shareholders of record on February 28, 2020, the “record date.” Each Trust’s principal business office is c/o Barings LLC, 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202.
Holders of the shares of beneficial interest of each Trust (“shares”) of record at the close of business on February 28, 2020 will be entitled to one vote per share on all business of the Meeting and any adjournments thereof. There were 20,261,718 shares of MCI outstanding and 10,601,700 shares of MPV outstanding on the record date. The Trusts, to the best of their knowledge, are not aware of any beneficial owner of more than 5% of the outstanding shares of each Trust. However, Massachusetts Mutual Life Insurance Company (“MassMutual”), the ultimate parent company of Barings, may be deemed a beneficial owner of more than 5% of the outstanding shares of MCI by reason of it owning a $30,000,000 Senior Fixed Rate Convertible Note due November 15, 2027 (the “MCI Note”) issued by MCI. Similarly, MassMutual may be deemed a beneficial owner of more than 5% of the outstanding shares of MPV by reason of it owning a $15,000,000 Senior Fixed Rate Convertible Note due December 13, 2023 issued by MPV (the “MPV Note and, together with “MCI Note,” each a “Note” and collectively the “Notes”). MassMutual, at its option, can convert the principal amount of each Note into shares. The dollar amount of principal would be converted into an equivalent dollar amount of shares based upon the average price of the shares for ten business days prior to the notice of conversion.
The Trusts have engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to provide shareholder meeting services, including tabulation and tracking. Should you have any questions about this Proxy Statement, please contact the Trusts by calling (toll-free) 1-866-399-1516.

Important Notice regarding the availability of Proxy Materials for the Annual Meeting to be held on Thursday, April 23, 2020. The Joint Proxy Statement is available on https://www.proxyvote.com or on each Trust’s website under Documents at www.barings.com/mci and www.barings.com/mpv.

PROPOSAL 1
ELECTION OF TRUSTEES
The Board of Trustees (the “Board”), which oversees each Trust, provides broad supervision over the affairs of each Trust. Those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of each Trust or of Barings are referred to as “Independent Trustees” throughout this Proxy Statement. Barings is responsible for the investment management of each Trust’s assets and for providing a variety of other administrative services to each Trust. The officers of each Trust are responsible for its operations.
The Board of each Trust is currently comprised of seven Trustees with terms expiring in 2020, 2021 and 2022. The terms of Michael H. Brown, Barbara M. Ginader and Maleyne M. Syracuse expire this year. Each Trust’s Nominating Committee nominated Mr. Brown, Ms. Ginader and Ms. Syracuse as an Independent Trustee to the Board for a three-year term. Each nominee, if elected, is to serve his or her respective terms, or until each of his or her successor is duly elected and qualified.
Information Concerning Trustees, Nominees for Trustee and Officers of each Trust
Set forth below after the name of each nominee for Trustee and for each Trustee whose term will continue after this Meeting, is his or her present office with each Trust, age, term of office and length of such term served, principal occupation during the past five years, certain of the Trustee’s other directorships, and certain other information required to be disclosed in this Proxy Statement. Also, set forth below is a list of each Trust’s senior officers (“Officers”) along with his or her position with the Trust, term of office and length of such term served, and principal occupation or employment for the past five years.
For purposes of the following Trustee tables, the term “Fund Complex” includes the Trusts, Barings Funds Trust, Barings Global Short Duration High Yield Fund, Barings BDC, Inc., MassMutual Premier Funds, MML Series Investment Funds, MML Series Investment Funds II and MassMutual Select Funds.

INTERESTED TRUSTEES
Name (Age), Address	Position(s) With the Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Clifford M. Noreen* (62) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee, Chairman	Term expires 2021; Trustee since 2009	Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer and Managing Director (2016-2019), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings; President (2005-2009), Vice President (1993-2005) of the Trusts.	2
President (2005-2009), Vice President (1993-2005) of the Trusts; President (2009-2015), Senior Vice President (1996-2009), HYP Management LLC (LLC Manager); Member of the Board of Managers (since 2008), Jefferies Finance LLC (finance company); Chairman and Chief Executive Officer (since 2009), Member of the Board of Managers (since 2007), MMC Equipment Finance LLC; Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Member of the Investment Committee (since 1999), Diocese of Springfield; Member of the Investment Committee (since 2015), Baystate Health Systems; Member of the Board of Managers (2011-2016), Wood Creek Capital Management, LLC (investment advisory firm); Director (2005-2013), MassMutual Corporate Value Limited (investment company); Director (2005-2013), MassMutual Corporate Value Partners Limited (investment company).

*
Mr. Noreen is classified as an “interested person” of each Trust and Barings (as defined by the 1940 Act), because of his position as an Officer of each Trust and his former position as President of Barings

INTERESTED TRUSTEES
Name (Age), Address	Position(s) With the Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Robert E. Joyal* (75) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2021; Trustee since 2003	Retired (since 2003); President (2001-2003), Barings.	111
President (1993-2003), Barings Corporate Investors;
Trustee (since 2003), MassMutual Select Funds (open-end investment company advised by MassMutual); Trustee (since 2003), MML Series Investment Funds (open-end investment company advised by MassMutual); Trustee (since 2012), MML Series Investment Funds II (open-end investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (open-end investment company advised by MassMutual); Director (2013-2018), Leucadia National Corporation (holding company owning businesses ranging from insurance to telecommunications); Director (2012-2017), Ormat Technologies, Inc. (geothermal energy company); Director (2013-2016), Baring Asset Management (Korea) Limited (company that engages in asset management, business administration and investment management); Director (2006-2014), Jefferies Group, Inc.(financial services).

*
Mr. Joyal retired as President of Barings in June 2003. In addition and as noted above, Mr. Joyal is a Director of Jefferies Financial Group and Jefferies Group LLC., which is the parent company of Jefferies Finance, LLC,, which has a wholly-owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trusts, other investment companies advised by Barings or any other advisory accounts over which Barings has brokerage placement discretion. Accordingly, the Trusts have determined to classify Mr. Joyal as an “interested person” of the Trusts and Barings (as defined by the 1940 Act).

INDEPENDENT TRUSTEES
Name (Age), Address	Position(s) With the Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Michael H. Brown (62) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee/Nominee	Term expires 2020; Trustee since 2005	Private Investor; Managing Director (1994-2005), Morgan Stanley.	2	Independent Director (2006-2014), Invicta Holdings LLC and its subsidiaries (derivative trading company owned indirectly by MassMutual).
Barbara M. Ginader (63) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee/Nominee	Term expires 2020; Trustee since 2013	Retired (since 2018); General Partner (1993-2018), Boston Ventures Management (private equity firm).	2
Member of the Board of Overseers (2013), MSPCA-Angell Memorial Hospital; Member of the Grants Committee (2012-2017), IECA Foundation; Managing Director (1993-2017), Boston Ventures V, L.P. (private equity fund), (1993-2016), Boston Ventures VI, L.P. (private equity fund).

Edward P. Grace III (69) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2021; Trustee since 2012	President (since 1997), Phelps Grace International, Inc. (investment management); Managing Director (1998-2018), Grace Venture Partners LP (venture capital fund); Senior Advisor (2011-2017), Angelo Gordon & Co. (investment adviser).	2
Director (since 2012), Benihana, Inc. (restaurant chain); Director (2011-2018), Firebirds Wood Fired Holding Corporation (restaurant chain); Director (2010-2017), Larkburger, Inc. (restaurant chain); Director (1998-2018), Shawmut Design and Construction (construction management and general contracting firm).

INDEPENDENT TRUSTEES
Name (Age), Address	Position(s) With the Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Susan B. Sweeney (67) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2022; Trustee since 2012	Retired (since 2014); Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Company of America.	111
Trustee (since 2009), MassMutual Select Funds (open-endinvestment company advised by MassMutual); Trustee (since 2009), MML Series Investment Funds (open-end investment company advised by MassMutual); Trustee (since 2012), MML Series Investment Funds II (open-end investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (open-end investment company advised by MassMutual); Senior Managing Director (2008-2010), Ironwood Capital.

Maleyne M. Syracuse (63) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee/Nominee	Term expires 2020; Trustee since 2007	Private Investor; Managing Director (2000-2007), JP Morgan Securities, Inc. (investment banking); Managing Director (1999-2000), Deutsche Bank Securities; Managing Director (1981-1999), Bankers Trust/BT Securities.	2
Member of the Board of Directors (since 1998) and President of the Board (since 2002), Peters Valley School of Craft (non-profit arts organization); Member of the Board of Directors (since 2014) and Treasurer (since 2017), Charles Lawrence Keith & Clara Miller Foundation (non-profit philanthropic foundation); Member of the Board of Directors (since 2015) and Treasurer of the Board (since 2016), Greater Pike Community Foundation (non-profit philanthropic foundation).

OFFICERS OF THE TRUSTS
Name (Age), Address	Position(s) With the Trust(s)	Office Term* and Length of Time Served	Principal Occupations During Past 5 Years
Christina Emery (46) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	President	Since 2019	Trustee (since 2020), CI Subsidiary Trust and PI Subsidiary Trust; Managing Director (since 2011), Director (2007-2011), Associate Director (2005-2007), Barings.
Jonathan Bock (38) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Financial Officer	Since 2020
Managing Director (since 2018), Barings; Chief Financial Officer (since 2018), Barings BDC, Inc. (business development company advised by Barings); Trustee (since 2020), CI Subsidiary Trust and PI Subsidiary Trust; Managing Director (2011-2018), Wells Fargo.

Janice M. Bishop (55) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President, Secretary and Chief Legal Officer	Since 2015
Associate Secretary (2008-2015) of the Trusts; Secretary and Chief Legal Officer (since 2018), Barings BDC, Inc. (business development company advised by Barings); Vice President, Secretary and Chief Legal Officer (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Vice President, Secretary and Chief Legal Officer (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Senior Counsel and Managing Director (since 2014), Counsel (2007-2014), Barings; Vice President and Secretary (since 2015), Assistant Secretary (2008-2015), CI Subsidiary Trust and PI Subsidiary Trust.

Michael Cowart (46) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Compliance Officer	Since 2020
Chief Compliance Officer (since 2020), Barings BDC, Inc. (business development company advised by Barings); Chief Compliance Officer (since 2020) Barings Funds Trust (open-end investment company advised by Barings); Chief Compliance Officer (since 2020), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).

*
Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of each Trust. The officers were last elected on October 25, 2019.

OFFICERS OF THE TRUSTS
Name (Age), Address	Position(s) With the Trust(s)	Office Term* and Length of Time Served	Principal Occupations During Past 5 Years
Christopher Hanscom (37) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Treasurer	Since 2017	Director (since 2018), Associate Director (2015-2018), Analyst (2005-2015), Barings.
Sean Feeley (52) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President	Since 2011
Managing Director (since 2003), Barings; President (since 2017), Vice President (2012-2017), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust.

Jill Dinerman (43) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Asst. Secretary	Since 2019
General Counsel (since 2020), Corporate Secretary (since 2018), Managing Director (since 2016), Associate General Counsel (2018-2020), Senior Counsel 2016-2018), Counsel and Director (2011-2016), Barings; Assistant Secretary (since 2019), Barings Funds Trust (open-end investment company advised by Barings); Assistant Secretary (since 2019), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Assistant Secretary (since 2019), Barings Corporate Investors; and Assistant Secretary (since 2019), Barings BDC, Inc. (a business development company managed by Barings).

*
Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of each Trust. The officers were last elected on October 25, 2019.

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee or nominee for Trustee of each Trust should so serve. The current members of the Board have joined the Board at different points in time since 2003. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the attributes common to all Trustees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each Trust’s investment adviser, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. In recommending the election or appointment of the current Board members as Trustees, the Nominating Committee generally considered (i) the educational, business and professional experience of each individual; (ii) the individual’s record of service as a director or trustee of public or private organizations; and (iii) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. The Nominating Committee also considered that during their service as members of the Board of Trustees of each Trust, the Trustees have demonstrated a high level of diligence and commitment to the interests of the Trusts’ shareholders and the ability to work effectively and collegially with other members of the Board.
The following summarizes each Trustee’s or nominee for Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that each individual should serve on the Board.
Mr. Brown − Mr. Brown brings over 25 years of experience in investment banking and the financial advisory industry to each Board. Mr. Brown previously worked as an investment banker with Morgan Stanley. Additionally, Mr. Brown also served as a Director of Invicta Holdings LLC, Invicta Advisors LLC, Invicta Capital LLC and Invicta Credit LLC, a group of companies involved in writing and selling credit protection in the credit derivatives market on tranches of corporate, residential mortgage-backed securities and commercial mortgage-backed securities exposure.
Ms. Ginader – Ms. Ginader brings over 30 years of experience in merchant banking, corporate finance, mergers and acquisitions, restructuring and private equity, primarily focused in the media, entertainment and communications industries, to each Board. She previously served as a Managing Director and General Partner of Boston Ventures Management (private equity firm), a Managing Director of Bears Stearns & Co. and Chemical Bank and Assistant Vice President of First National Bank of Boston. Ms. Ginader has substantial board experience, including previous roles as a Director of two private equity funds, Boston Ventures VI L.P. and Boston Ventures V L.P., and several non-profit corporations, including previously serving as a Member of the Grants Committee of IECA Foundation and President of the Board of the Foundation of Codman Academy Public Charter School.

Mr. Grace − Mr. Grace brings substantial executive, operations, board, private investor and private equity experience to each Board. Mr. Grace is President of Phelps Grace International, Inc., Managing Director of Grace Venture Partners, LP and Managing Director of Grace Restaurant Partners, LP. He previously served as a Senior Advisor in the Private Equity Group of Angelo Gordon & Co. He served as Director of Larkburger, Inc., Benihana Inc., Firebirds Wood Fired Holding Corporation and Shawmut Design and Construction, Inc. Mr. Grace is Founder and former Chairman, President and Chief Executive Officer of The Capital Grille and Bugaboo Creek Steak House. He sold these chains and was formerly Director and Vice Chairman of the combined companies, RARE Hospitality International, Inc. He has served as Director of numerous other private and public companies, including Not Your Average Joe’s, Inc., Boston Restaurant Associates, Inc., Logan’s Roadhouse, Inc., The Gemesis Corporation and Claim Jumper Restaurants. Mr. Grace also served as Trustee and Chairman of the Executive and Investment Committees of Johnson & Wales University and Trustee and Vice Chairman of the Investment Committee of Bryant University. Mr. Grace holds a Masters Professional Director Certification from the American College of Corporate Directors (a public company director education and credentialing organization).
Mr. Joyal − Mr. Joyal brings over 36 years of executive and board experience in the investment management business to each Board. He previously served as the President of each Trust and the President of the Trusts’ investment adviser, Barings. His substantial board experience includes service on four other investment company boards (MassMutual Select Funds, MML Series Investment Funds, MML Series Investment Funds II and MassMutual Premier Funds) and as a Director since 2018 of Jefferies Financial Group and Jefferies Group LLC following the corporate structure and name change of Leucadia National for which he served as Director (2013-2018). Mr. Joyal previously served as Director of Ormat Technologies, Inc. and Baring Asset Management (Korea) Limited. Mr. Joyal is a Chartered Financial Analyst.
Mr. Noreen − Mr. Noreen brings over 35 years of investment management and oversight experience related to public equities and corporate credit related investments, including private and public bonds, mezzanine and private equity investments and structured credit products, investment company operational, financial and investment matters, and financial services operations to each Board. He currently serves as Head of Global Investment Strategy and previously served as Deputy Chief Investment Officer and Managing Director of MassMutual. He also serves as President of HYP Management LLC. He previously served as President, Vice Chairman, a member of the Board of Managers and a Managing Director of the Trusts’ investment adviser, Barings and as President and Vice President of the Trusts for sixteen years. Mr. Noreen has extensive board experience, including as a member of the Board of Managers of Jefferies Finance LLC, the Chairman and chief Executive Officer and Member of the Board of Managers of MMC Equipment Finance LLC, member of the Investment Committee of the Diocese of Springfield and Member of the Investment Committee of Baystate Health Systems. Formerly,

Mr. Noreen served as a member of the Boards of Managers of Barings and Wood Creek Capital Management, LLC. During his tenure at Barings, Mr. Noreen served as a director and/or officer of several investment companies and private funds.
Ms. Sweeney − Ms. Sweeney brings over 30 years of investment and financial management experience in both the private and public sectors to each Board. She previously served as Senior Vice President and Chief Investment Officer of Selective Insurance Company of America. She was Senior Managing Director of Ironwood Capital and Chief Investment Officer of Pension Funds for the State of Connecticut Treasurer’s Department. Ms. Sweeney currently serves on four other investment company boards (MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Funds and MML Series Investment Funds II).
Ms. Syracuse − Ms. Syracuse brings over 25 years of experience in investment banking, corporate finance and the financial advisory industry to each Board. Ms. Syracuse’s board experience includes her service as President of the Board of Directors of Peters Valley School of Craft, Treasurer of Charles Lawrence Keith & Clara Miller Foundation and Treasurer of the Board of Directors for the Greater Pike Community Foundation. Ms. Syracuse’s previous positions include her work as an investment banker at JP Morgan Securities, Inc. and Deutsche Bank Securities (f/k/a Banker’s Trust Company).
Share Ownership of Trustees and Officers
As of February 1, 2020, the Trustees and Officers of each Trust individually beneficially owned less than two percent (2%) of each of MCI’s and MPV’s outstanding shares and as a group beneficially owned 1.58% of MCI’s outstanding shares and 0.26% of MPV’s outstanding shares. This information is based on information furnished by each Trustee and Officer and by the Compliance Department of Barings. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Also, as of February 1, 2020, Barings, the investment adviser to each Trust, beneficially owned 1.08% of the outstanding shares of MCI and 1.35% of the outstanding shares of MPV.
Members of each Board historically have invested in one or both of the Trusts, as is consistent with their individual financial goals. In October 2010, this policy was formalized through adoption of a requirement that each Independent Trustee invest one year’s worth of fees received for serving as Trustee of the Trusts (excluding committee fees) in shares of one or both of the Trusts. Investments in the name of family members or entities controlled by a Trustee constitute Trust holdings of such Trustee for purposes of this policy, and a three-year phase-in period applies to such investment requirements for Trustees and newly elected Trustees. In implementing such policy, a Board member’s Trust holdings existing on October 22, 2010 were valued as of such date with subsequent investments valued at cost.

The table below sets forth information regarding the beneficial ownership* of each Trust’s shares by each Trustee and the Officers beneficially owning shares based on the market value of such shares as of February 1, 2020.
Dollar Ranges of Shares Owned by Trustees and Officers
Name of Nominee/ Trustee/Officer	Dollar Range of Shares in MCI	Dollar Range of Shares in MPV	Aggregate Dollar Range of Shares in the Family of Investment Companies
M. Brown	Over $100,000	$10,001-$50,000	Over $100,000
B. Ginader	Over $100,000	None	Over $100,000
E. Grace	Over $100,000	None	Over $100,000
R. Joyal	Over $100,000	Over $100,000	Over $100,000
C. Noreen	Over $100,000**	None	Over $100,000**
S. Sweeney	Over $100,000	$50,001-$100,000	Over $100,000
M. Syracuse	Over $100,000	$10,001-$50,000	Over $100,000
C. Emery	Less than $10,000	None	Less than $10,000
J. Bock	None	None	None
J. Bishop	Over $100,000**	None	Over $100,000**
M. Cowart	None	None	None
C. Hanscom	None	None	None
S. Feeley	None	None	None
J. Dinerman	None	None	None
*
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

**
Includes interest derived from the market value of MCI common shares represented in the Barings and/or MassMutual non-qualified compensation deferral plans. However, pursuant to the terms of the plans, neither the plans nor the participant has actual ownership of Trust shares.

Required Vote
If a quorum is present at the Meeting, the three nominees for election as Trustees who receive a plurality vote, meaning the greatest number of affirmative votes cast by shareholders, will be elected as Trustees.
THE BOARDS, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH TRUST VOTE TO ELECT EACH OF THE NOMINEES AS TRUSTEE OF EACH TRUST.
Board Leadership Structure
The Board for each Trust currently consists of seven Trustees, five of whom are Independent Trustees. As discussed below, four of the standing committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, are comprised exclusively of Independent Trustees.
Mr. Noreen, an “interested person” of each Trust, as defined in Section 2(a)(19) of the 1940 Act, serves as Chairman of each Board. Mr. Noreen presides at meetings of each Board and acts as a liaison with service providers, officers, and other Trustees generally between meetings, and performs such other functions as may be requested by each Board from time to time.

Since October 2019, Maleyne Syracuse, chairperson of the Governance Committee, has been designated by the Board as lead Independent Trustee.
The Board of each Trust reviews its leadership structure periodically and believes that the leadership structure is appropriate to enable each Board to exercise its oversight of each Trust. Each Board also believes that its structure, including the active role of the Independent Trustees, facilitates an efficient flow of information concerning the management of each Trust to the Independent Trustees.
Each Board provides oversight of the services provided by Barings, including risk management activities. In addition, each committee of each Board provides oversight of Barings’ risk activities with respect to the particular activities within the committee’s purview. In the course of providing oversight, the Board and relevant committees for each Trust receive a wide range of reports on the Trusts’ activities, including each Trust’s investment portfolio, the compliance of the Trusts with applicable laws, and the Trusts’ financial accounting and reporting. The Board and Audit Committee for each Trust meet periodically with the Trusts’ Chief Compliance Officer regarding the compliance of the Trusts with federal securities laws and the Trusts’ internal compliance policies and procedures. In addition, both the Audit Committee and the full Board of each Trust regularly review information and materials concerning risks specific to the Trusts and Barings, including presentations by various officers of the Trusts, investment personnel for the Trusts, Barings, Barings and MassMutual internal audit, the independent auditors for the Trusts (KPMG LLP) and Counsel to the Trusts.
Information Concerning Committees and Meetings of the Board of Trustees
Each Board has an Audit Committee, a Joint Transactions Committee, a Governance Committee and a Nominating Committee.
The Audit Committee of each Trust is comprised exclusively of Trustees who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, and operates pursuant to a written Audit Committee Charter, which is available on each Trust’s website under Documents at www.barings.com/mci and www.barings.com/mpv. The present members of the Audit Committee of each Trust are Michael H. Brown (Chairman), Barbara M. Ginader, Edward P. Grace, II, Susan B. Sweeney and Maleyne M. Syracuse. Each member of the Audit Committee qualifies as an “Independent Trustee” under the current listing standards of the New York Stock Exchange (the “Listing Standards”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). In accordance with the SEC’s rules implementing Section 407 of the Sarbanes-Oxley Act of 2002 and upon due consideration of the qualifications of each member of each Trust’s Audit Committee, each Board designated Mr. Brown as the Trust’s Audit Committee Financial Expert.
In accordance with the standards set forth in the Audit Committee Charter of each Trust, the Audit Committee is responsible for: oversight matters; financial statement and disclosure oversight matters; matters related to the hiring, retention, and oversight of each Trust’s independent accountants; certain accounting and audit related oversight matters; and certain other matters as set forth in the Audit Committee Charter. During the twelve months ended December 31, 2019, the Audit Committee held eight meetings.
The Governance Committee of each Trust is currently comprised of all Independent Trustees and is chaired by Maleyne M. Syracuse. The Governance Committee considers, evaluates and makes recommendations to the Board of each Trust with respect to the structure, membership and function of the Board and the Committees thereof, including the compensation of the Trustees. A current copy of each Trust’s Nominating Committee Charter can be found on each Trust’s website under Documents at www.barings.com/mci and www.barings.com/mpv. During the twelve months ended December 31, 2019, the Governance Committee held one meeting.
The Nominating Committee of each Trust is comprised of all Independent Trustees and is chaired by Edward P. Grace, III. A current copy of each Trust’s Nominating Committee Charter can be found on each Trust’s website under Documents at www.barings.com/mci and www.barings.com/mpv. During the twelve months ended December 31, 2019, the Nominating Committee held one meeting.
The Nominating Committee is responsible for identifying and nominating individuals to serve as Trustees who are not “interested persons” of each Trust (“Independent Trustees”). The Nominating Committee Charter contemplates that all nominees for Independent Trustees have a college degree or, in the judgment of the Committee, equivalent business experience. In addition, the Committee may take into account a wide variety of factors in considering Trustee candidates, giving such weight to any individual factor(s) as it deems appropriate, including but not limited to: availability and commitment of a candidate to attend meetings and perform his or her responsibilities on each Board; relevant industry and related experience; educational background; depth and breadth of financial expertise; and an assessment of the candidate’s ability, judgment, expertise, reputation, and integrity. In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee. Different factors may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perceptions about future issues and needs.
When each Board has or expects to have a vacancy for an Independent Trustee, the Nominating Committee will consider candidates recommended by each Trust’s current Trustees; each Trust’s shareholders; each Trust’s officers; each Trust’s investment adviser; and any other source the Committee deems to be appropriate. Shareholder recommendations to fill vacancies on the Board for Independent Trustees must be submitted in accordance with the provisions of the Nominating Committee Charter, which requires that shareholder recommendations be timely received, and contain biographical and other necessary information regarding the candidate that would be required for the Trust to meet its disclosure obligations under the proxy rules. The Nominating Committee will evaluate nominee candidates properly submitted by shareholders in the same manner as it evaluates candidates recommended by other sources.
During the past fiscal year, each Board of Trustees held five regular meetings (one of which was held by means of a telephone conference call). During the past fiscal year, each Trustee attended at least 75% of the Board and applicable Committee meetings on which s/he served for each Trust.
Transactions with and Remuneration of Officers and Trustees
Pursuant to the Investment Services Contract between MCI and Barings and the Investment Advisory and Administrative Services Contract between MPV and Barings (each a “Contract”), Barings paid the compensation and expenses of the Trusts’ officers and of all Trustees of the Trusts who were “interested persons” of each Trust or officers or employees of Barings or MassMutual.
During the fiscal year ended December 31, 2019, Trustees who are not officers or employees of Barings or MassMutual received an annual retainer paid by MCI of $36,250 and by MPV of  $24,200. Each Trust also paid an additional annual retainer fee to the Chairman of the Audit Committee in the amount of  $3,700. In 2020, each Trust will also commence paying an additional annual retainer fee of  $3,700 to the lead Independent Trustee. Trustees of MCI also received a fee of  $3,650 and Trustees of MPV received a fee of  $2,450 for each meeting of each Board which they attend ($1,825 and $1,225, respectively, for each meeting conducted by telephone conference call). Members of the Audit Committee, Nominating Committee and Governance Committee of each Trust received an additional fee of  $2,250 from MCI and $1,450 from MPV per meeting attended, including meetings conducted by telephone conference call. During the fiscal year ended December 31, 2019, the aggregate direct remuneration to these Trustees and reimbursement of their out-of-pocket expenses paid was approximately $379,575 for MCI and $252,425 for MPV.
The following table discloses the compensation paid to each Trust’s Trustees (not including reimbursement for out-of-pocket expenses) for the fiscal year ended December 31, 2019. The Trusts, Barings Funds Trust, Barings Global Short Duration High Yield Fund, Barings BDC, Inc., MassMutual Premier Funds, MML

Series Investment Funds, MassMutual Select Funds, and MML Series Investment Funds II are collectively referred to in the table below as the “Fund Complex.” The Trustees do not receive pension or retirement benefits.
Name of Trustee	Aggregate Compensation from MCI	Aggregate Compensation from MPV	Total Compensation from Fund Complex
Michael H. Brown	78,875	53,525	132,400
Barbara M. Ginader	75,175	49,725	124,900
Edward P. Grace, III	75,175	49,725	124,900
Robert E. Joyal	None*	None*	254,930**
Clifford M. Noreen	None*	None*	None*
Susan B. Sweeney	75,175	49,725	377,900***
Maleyne M. Syracuse	75,175	49,725	124,900
Total	$379,575	$252,425	$1,139,930
*
No compensation is paid by either Trust to Trustees who are “interested persons” of the Trust.

**
Mr. Joyal also serves as a Trustee of four open-end investment companies, MassMutual Select Funds, MML Series Investment Funds, MML Series Investment Funds II and MassMutual Premier Funds, all managed by MassMutual, the ultimate parent of Barings. Mr. Joyal received $254,930 in total compensation from the Fund Complex (including interest paid through the deferred compensation plans of MassMutual Select Funds and MML Series Investment Funds) for the fiscal year ended December 31, 2019.

***
Ms. Sweeney also serves as a Trustee of four open-end investment companies, MassMutual Select Funds, MML Series Investment Funds, MML Series Investment Funds II and MassMutual Premier Funds, all managed by MassMutual, the ultimate parent of Barings. Ms. Sweeney received $253,000 in total compensation for such service for the fiscal year ended December 31, 2019, in addition to her compensation from the Trusts.

AUDIT COMMITTEE REPORT OF EACH TRUST
Each Trust’s Audit Committee oversees the Trust’s financial reporting process on behalf of each Trust’s Board of Trustees and operates under a written Charter adopted by each Trust’s Board of Trustees. The Audit Committee meets with each Trust’s management (“Management”) and independent registered public accountants and reports the results of its activities to each Trust’s Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with each Committee’s and independent registered accountant’s responsibilities, Management advised that each Trust’s financial statements were prepared in conformity with generally accepted accounting principles.
Accordingly, each Trust’s Audit Committee has:
■
Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2019 with Management and KPMG LLP (“KPMG”), each Trust’s independent registered public accountants;

■
Discussed with KPMG those matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard 16 (Communications with Audit Committees); and

■
Received the written disclosure and the letter from KPMG required by the Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committee Concerning Independence) and has discussed with KPMG its independence.

Each Trust’s Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG for 2018 and 2019 for each Trust and for the non-audit services provided to Barings and Barings’ parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant’s independence.
In reliance on the reviews and discussions referred to above, each Trust’s Audit Committee presents this Report to each Trust’s Board of Trustees and recommends that each Trust’s Board of Trustees (1) include the December 31, 2019 audited financial statements in the Annual Report to shareholders for the fiscal year ended December 31, 2019 and (2) file such Annual Report with the SEC and the New York Stock Exchange.
Each Trust’s Audit Committee appointed the firm of KPMG as the Trust’s independent registered public accountants for the fiscal year ending December 31, 2020, and, in connection therewith, KPMG will prepare all of each Trust’s tax returns for the fiscal year ending December 31, 2020.
SUBMITTED BY THE AUDIT COMMITTEE OF EACH TRUST’S BOARD OF TRUSTEES
Michael H. Brown, Audit Committee Chair
Barbara M. Ginader, Audit Committee Member
Edward P. Grace, III, Audit Committee Member
Susan B. Sweeney, Audit Committee Member
Maleyne M. Syracuse, Audit Committee Member
THE TRUSTS’ INDEPENDENT AUDITORS
KPMG audited the financial statements of each Trust, Barings, and MassMutual for the fiscal year ended December 31, 2019. KPMG’s audit report for each Trust contained no qualifications or modifications. A KPMG representative is expected to be present at the upcoming Annual Meeting. This representative shall have the opportunity to make a statement if he or she desires to do so, and it is expected that such representative will be available to respond to appropriate questions from shareholders. As noted above, KPMG will audit each Trust’s 2020 financial statements and prepare each Trust’s 2020 Federal and state tax returns.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
Fees Billed to MCI
	KPMG Year Ended December 31, 2019	KPMG Year Ended December 31, 2018
Audit Fees	$134,772	$117,150
Audit-Related Fees	0	17,500
Tax Fees*	45,665	45,665
All Other Fees	0	0
Total Fees	$180,387	$180,315
Fees Billed to MPV
	KPMG Year Ended December 31, 2019	KPMG Year Ended December 31, 2018
Audit Fees	$134,772	$117,150
Audit-Related Fees	0	17,500
Tax Fees*	45,665	45,665
All Other Fees	0	0
Total Fees	$180,387	$180,315
Non-Audit Fees Billed to Barings and MassMutual
	KPMG Year Ended December 31, 2019	KPMG Year Ended December 31, 2018
Audit-Related Fees	$1,559,688	$1,425,297
Tax Fees*	85,618	415,500
All Other Fees	2,730	2,730
Total Fees	$1,648,036	$1,843,527
*
December 31, 2019 amount is estimated.

The category “Audit-Related Fees” reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Trusts, Barings and MassMutual, such as consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax and tax compliance work are representative of the fees reported in the “Tax Fees” category. The category “All Other Fees” represents fees billed by KPMG for consulting rendered to Barings and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allow each Trust’s Audit Committee to establish a pre-approval policy for certain services rendered by the Trust’s independent accountants. During 2019, each Trust’s Audit Committee approved all of the services rendered to the Trust by KPMG and did not rely on such a pre-approval policy for any such services.
The 2018 fees billed represent final 2018 amounts, which may differ from the preliminary figures available as of the publication date of the Trusts’ 2019 Proxy Statement and includes, among other things, fees for services that may not have been billed as of the publication date of the Trusts’ 2019 Proxy Statement, but are now properly included in the 2019 fees billed to each Trust, Barings and MassMutual.

OTHER BUSINESS
The Board of each Trust knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies on such matters in accordance with their best judgment.
INFORMATION ABOUT VOTING PROXIES AND THE MEETING
Manner of Voting Proxies
Votes cast by proxy or in person at the Meeting will be counted by persons appointed by each Trust to act as election inspectors for the Meeting. The election inspectors will count the total number of votes cast “for” approval of the Proposals for purposes of determining whether sufficient affirmative votes have been cast. All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter), (ii) abstentions or (iii) the withholding of authority to vote for a nominee for election as Trustee, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum. The presence at the Meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes shall be a quorum for the transaction of business for each Proposal. With respect to Proposal 1, neither abstentions nor broker non-votes, if any, will have an effect on the outcome of Proposal 1.
Shareholders of each Trust are entitled to one vote, on each matter on which the shareholder is entitled to vote, for each share of the Trust that such shareholder owns at the close of business on February 28, 2020. Each fractional share is entitled to a proportionate fractional vote.
Instructions for Voting Proxies
The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card(s) following the instructions printed on the card. Please refer to your proxy card(s) for instructions for voting by telephone or internet.
Revocation of Proxies
Any person giving a proxy has the power to revoke it by mail or in person at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein.

Adjournment
If sufficient votes in favor of any of the proposals set forth in the Notice of Joint Annual Meeting of Shareholders are not received by the time scheduled for the Meeting or if the quorum required for a proposal has not been met, the persons named as proxies may propose adjournments of the Meeting with respect to such proposal(s) for periods of not more than 120 days to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the proposal in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Trusts will pay the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient affirmative votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.
INVESTMENT ADVISER
Barings provides investment management and certain administrative services to MCI pursuant to an Investment Services Contract and to MPV pursuant to an Investment Advisory and Administrative Services Contract.
Barings (including its wholly-owned subsidiaries) currently has over $338 billion in assets under management and provides investment management services to registered investment companies, unregistered investment companies and institutional investors (such as insurance companies, pension plans, endowments and foundations). MM Asset Management Holding LLC is the direct owner of 100% of the voting shares of Barings. MassMutual Holding LLC owns all of the voting shares of MM Asset Management Holding LLC. MassMutual owns all of the voting shares of MassMutual Holding LLC. MassMutual, MassMutual Holding LLC and MM Asset Management Holding LLC are located at 1295 State Street, Springfield, Massachusetts 01111. Barings’ principal office is located at 300 South Tryon Street, Suite 2500, Charlotte, NC 28202.
CERTAIN ADMINISTRATIVE SERVICES
Barings indirectly provides certain administrative services to each Trust including, but not limited to, accounting services, meeting facilities, legal support, report preparation and other services. Barings’ principal address is 300 South Tryon Street, Suite 2500, Charlotte, NC 28202.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Each Trust’s Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers, and persons who own more than 10% of any class of outstanding securities of each Trust are required to file forms reporting their affiliation with each Trust and reports of ownership and changes in ownership of each Trust’s securities with the SEC and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish each Trust with copies of all such forms they file. Based solely on a review of these forms furnished to the Trusts as well as certain internal documents, each Trust believes that its Trustees and relevant officers, Barings, and its relevant affiliated persons have all complied with applicable filing requirements during each Trust’s fiscal year ended December 31, 2019.
PROPOSALS BY SHAREHOLDERS AND COMMUNICATIONS WITH THE BOARD OF TRUSTEES
Any shareholder intending to present a proposal at the Annual Meeting to be held in 2021 who wishes to have such proposal included in the Trust’s proxy material for that meeting, should forward his/her written proposal to the Trust, Attention: Secretary. Proposals must be received on or before November 18, 2020, to be considered for inclusion in the Trust’s proxy material for its 2021 Annual Meeting.
Pursuant to procedures approved by each Trust’s Board, including a majority of the Trustees who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act, shareholders may mail written communications to the Board by writing the Trust’s Chief Financial Officer at the office of the Trust’s investment adviser or by emailing the respective Trust’s Chief Financial Officer at info@barings.com. When writing to a Trust’s Board of Trustees, shareholders should identify themselves, the fact that the communication is directed to the Board, and any relevant information regarding their Trust holdings.
ADDITIONAL INFORMATION
Proxies will be solicited by mail and may be solicited in person or by telephone, electronically, or facsimile by officers of each Trust. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by each Trust’s officers in person, by telephone, or by facsimile will be borne by each respective Trust. The Trusts have engaged Broadridge to provide shareholder meeting services, including tabulation and tracking. It is anticipated that the cost of these services will be approximately $27,000 for the Trusts and may increase in the event any vote is contested or increased solicitation efforts are required. The Trusts will reimburse banks, brokers, and other persons holding each respective Trust’s shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares, which reimbursement will not be submitted to a vote of each respective Trust’s shareholders.
Each Trust will arrange for at least one Trustee to attend its 2020 Annual Meeting; will encourage all of its Trustees to attend its Annual Meetings of Shareholders; and

will endeavor to arrange Annual Meetings of Shareholders on the same date as a Board of Trustees meeting to facilitate Trustee attendance. All of the Trusts’ Trustees attended the April 24, 2019 Annual Meeting.
Only one copy of the Proxy Statement will be mailed to each household, even if more than one person in the household is a Trust shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Trust at 1-866-399-1516. Shareholders may also access a copy of the Proxy Statement online at https://www.proxyvote.com or on each Trust’s website under Documents at www.barings.com/mci and www.barings.com/mpv. If any shareholder does not want the mailing of his or her Proxy Statement to be combined with those for other members of the shareholder’s household, please contact:
DST Systems, Inc.
P.O. Box 219086
Kansas City, MO 64121-9086
or by telephone at
1-800-647-7374
or contact your financial intermediary.
The Annual Report of each Trust for its fiscal year ended December 31, 2019, including financial statements, a schedule of each Trust’s investments as of such date and other data, was mailed on or about February 28, 2020, to all shareholders of record. Each Trust’s most recent Annual Report is available on the internet at https://www.barings.com/assets/user/media/Barings-Corporate-Investors_12-31-19.pdf and https://www.barings.com/assets/user/media/Barings-Participation-Investors_12-31-19.pdf. Shareholders may also request a copy of the Annual Report and the most recent semi-annual report, which will be furnished without charge, by calling (toll-free) the Trusts’ Transfer Agent, DST Systems, Inc., at 1-800-647-7374.

C/O PROXY SERVICESP.O. BOX 9112FARMINGDALE, NY 11735To vote by Internet1) Read the Joint Proxy Statement and have the proxycard below at hand.2) Go to website www.proxyvote.com3) Follow the instructions provided on the website.To vote by Mail1) Read the Joint Proxy Statement.2) Check the appropriate box on the proxy card below.3) Sign and date the proxy card.4) Return the proxy card in the envelope provided.To vote by Telephone1) Read the Joint Proxy Statement and have the proxycard below at hand.2) Call 1-800-690-69033) Follow the instructions.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:E90534-P34224KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYForAllWithholdAllFor AllExceptTo withhold authority to vote for any individualnominee(s), mark "For All Except" and write thename(s) of the nominee(s) on the line below.Vote on Trustees1. Election of TrusteesNominees for election:01) Michael H. Brown02) Barbara M. Ginader03) Maleyne M. Syracuse2. Other BusinessIn their discretion, the proxy or proxies are authorized to vote upon such other business or matters as may properly come before the Annual Meetingor any adjournment or adjournments thereof.Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor,administrator, trustee or guardian, please give your full title as such.Signature [PLEASE SIGN WITHIN BOX] DateSignature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Joint Proxy Statement is available at http://www.barings.com/mci or at www.proxyvote.com.E90535-P34224BARINGS CORPORATE INVESTORSTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEESThe undersigned hereby appoints Janice M. Bishop and Jonathan Bock, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of Barings Corporate Investors (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held in the Sky Room of Barings LLC, 300 South Tryon Street, Suite 2500, Charlotte, NC 28202, on Thursday, April 23, 2020, at 11:00 a.m. Eastern Time, and at any adjournments thereof(the "Annual Meeting").THIS PROXY WILL BE VOTED ON ITEM (1) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1).PLEASE SIGN AND DATE ON THE REVERSE SIDE.

C/O PROXY SERVICESP.O. BOX 9112FARMINGDALE, NY 11735To vote by Internet1) Read the Joint Proxy Statement and have the proxycard below at hand.2) Go to website www.proxyvote.com3) Follow the instructions provided on the website.To vote by Mail1) Read the Joint Proxy Statement.2) Check the appropriate box on the proxy card below.3) Sign and date the proxy card.4) Return the proxy card in the envelope provided.To vote by Telephone1) Read the Joint Proxy Statement and have the proxycard below at hand.2) Call 1-800-690-69033) Follow the instructions.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] DateE90536-P34224KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYForAllWithholdAllFor AllExceptTo withhold authority to vote for any individualnominee(s), mark "For All Except" and write thename(s) of the nominee(s) on the line below.Vote on Trustees1. Election of TrusteesNominees for election:01) Michael H. Brown02) Barbara M. Ginader03) Maleyne M. Syracuse2. Other BusinessIn their discretion, the proxy or proxies are authorized to vote upon such other business or matters as may properly come before the Annual Meetingor any adjournment or adjournments thereof.Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor,administrator, trustee or guardian, please give your full title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Joint Proxy Statement is available at http://www.barings.com/mpv or at www.proxyvote.com.E90537-P34224BARINGS PARTICIPATION INVESTORSTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEESThe undersigned hereby appoints Janice M. Bishop and Jonathan Bock, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of Barings Participation Investors (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held in the Sky Room of Barings LLC, 300 South Tryon Street, Suite 2500, Charlotte, NC 28202, on Thursday, April 23, 2020, at 11:00 a.m. Eastern Time, and at any adjournments thereof(the "Annual Meeting").THIS PROXY WILL BE VOTED ON ITEM (1) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1).PLEASE SIGN AND DATE ON THE REVERSE SIDE.